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                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                  ----------------------------------

                              FORM 8-K

                           CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported): SEPTEMBER 13, 1996



                      BENTLEY INTERNATIONAL, INC.
           (Exact name of registrant as specified in its charter)


     MISSOURI                    0-19503                   43-1325291
   (State or other            (Commission File            (IRS Employer
   jurisdiction of                Number)                Identification
    organization)                                            Number)


        1353 NORTH WARSON ROAD
         ST. LOUIS, MISSOURI                                   63132
 (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (314) 432-4252


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

           On September 13, 1996, Bentley International, Inc., a Missouri corporation (the "Company"), transferred assets of its Megacards division consisting of inventory and equipment used in the production, design, repackaging, distribution and sale of sports and entertainment picture cards to Legends, LP, a newly-organized New York limited partnership ("Legends"). Such transfer was partly a sale and partly a contribution to capital. In consideration for such transfer, the Company received a 30% Limited Partner interest and a note in principal amount of $432,000. The note payable to the Company is subject to adjustment as set forth in the definitive agreements, and is subject to substantial discount of the underlying obligation if paid prior to maturity.

           The General Partners of Legends, which own in the aggregate a 70% investment in such limited partnership, are Quality Baseball Cards, Inc., a New York corporation ("Quality"), and Excell Recycling, Inc., a New York corporation ("Excell"). Quality and Excell acquired such interests in consideration of their transfer of assets consisting of accounts receivable, inventory and equipment used in the production, design, repackaging, distribution and sale of sports and entertainment picture cards. Such transfer was partly a sale and partly a contribution to capital. In connection with the transaction, Legends also assumed Quality's indebtedness and delivered an $80,000 promissory note to Quality, which is subject to adjustment as set forth in the definitive agreements, to Fuad Khuri, Ronald Ruotolo and Carolyn Ruotolo, shareholders of Quality, in the aggregate principal amount of $300,000.

           The terms of the transaction were negotiated on an arms-length basis by non-affiliated parties. Concurrently with the establishment of Legends, Legends entered into leases of the real properties formerly used by the Company's Megacards division in St. Louis, Missouri, on the one hand, and Quality in Rochester, New York, on the other hand.

           The Company also entered into an amendment of its credit agreement with its bank. Legends and Fuad Khuri, the principal shareholder of the General Partners, have agreed to guarantee repayment of amounts outstanding under the Company's credit agreement as of February 1997. In addition, the Company's subsidiaries, Windsor Art, Inc., and Janco Designs, Inc., have agreed to guarantee up to $200,000 of such obligation in the aggregate. Robert L. Wolfson, Chairman of the Board of the Company, has agreed to guarantee up to $50,000 of such obligation, under certain conditions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

           (a)   Financial statements of businesses acquired.  Not applicable.
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           (b)   Pro forma financial information.  Not applicable.
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           (c)   Exhibits.  See Exhibit Index.
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                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 26, 1996

                                       BENTLEY INTERNATIONAL, INC.



                                    By  /s/ Lloyd R. Abrams
                                        -------------------------------------
                                        Lloyd R. Abrams,
                                        President and Chief Executive Officer

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
                              EXHIBIT INDEX
Exhibit
Number               Description
- -------              -----------

2.1 Agreement to Form Joint Venture dated September 13, 1996, by and among Excell Recycling, Inc.; Quality Baseball Cards, Inc. and
             Bentley International, Inc.

2.2 Limited Partnership Agreement Legends, LP dated September 12, 1996, by and among Excell Recycling, Inc.; Quality Baseball Cards,
             Inc. and Bentley International, Inc.

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